A N A L Y ST D A Y A P R I L 2 9 , 2 0 26

LEGAL DISCLAIMERS

This presentation (together with any oral statements made in connection herewith, the "Presentation") is for informational purposes only and has been prepared solely to assist interested parties in making their own evaluation with respect to a potential investment (the "Financing") in General Fusion Inc., a British Columbia corporation ("General Fusion," the "Company" "we," "us" or "our"). The information contained herein does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of General Fusion, and neither General Fusion, nor any of its subsidiaries, stockholders, shareholders, equityholders, affiliates, representatives, control persons, partners, directors, officers, employees, advisers or agents (collectively, General Fusion's "Related Parties") make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. To the fullest extent permitted by law, in no circumstances will General Fusion, or any of its Related Parties be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The opportunity to participate in the Financing is being offered to a limited group of sophisticated institutional "accredited investors" within the meaning of rule 501(a) under the US Securities Act of 1933, as amended (the "Securities Act") that are also "institutional accounts" (as defined in Rule 4512(c) of the Financial Industry Regulatory Authority) and are understood to be experienced in and have a potential interest in investments of the kind described herein. We ask that each recipient inform us immediately if the foregoing qualifications and characteristics do not apply to it.

No Offer or Solicitation

This Presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction in which such an offer or solicitation is not authorized or would be unlawful. This Presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of a proposed business combination (the "Business Combination") between Spring Valley Acquisition Corp. III ("Spring Valley") and General Fusion. Any such solicitation will be conducted only pursuant to the proxy statement/prospectus, as amended (File No. 333-293688) (the "Registration Statement"), filed by Spring Valley and/or their respective affiliates with the U.S. Securities and Exchange Commission (the "SEC"), as required by law. In addition, this Presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Spring Valley, General Fusion or the post Business Combination entity ("New General Fusion") any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer of securities, if made, may be made only through definitive offering documents, including, but not limited to a subscription agreement. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon information contained herein to make any decision.

This Presentation is not a prospectus and investors should not substitute for or purchase any securities solely on the basis of this presentation and before you invest, you should undertake your own diligence regarding Spring Valley, General Fusion, New General Fusion and the Business Combination. For more information about Spring Valley, General Fusion and the Business Combination, please see the Registration Statement.

The securities being offered in the Financing to which this Presentation relates have not been registered under the Securities Act or applicable state or foreign securities laws. The securities may not be offered or sold in the United States absent a registration statement or applicable exemption from the registration requirements of the Securities Act. Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers or sells any portion of the Financing or possesses this Presentation, and must independently obtain any consent, approval or permission required by it in connection with the Financing.

All monetary figures included in this Presentation are reflected in U.S. dollars unless otherwise indicated.

Use of Data

Certain information contained in this Presentation, including information that relates to General Fusion's industry and markets in which it intends to operate, relates to, or is based on third-party studies, publications and surveys or General Fusion's own internal estimates and research. All of the market and related data included in this Presentation involves a number of assumptions, estimates and limitations, and is subject to change, and there can be no guarantee as to the accuracy or reliability of such assumptions or estimates. Neither General Fusion, nor any of its Related Parties assumes any responsibility for updating this Presentation based on facts learned following its preparation. While General Fusion believes such third-party sources and their internal estimates and research are reliable, such sources, estimates and research have not been verified by any independent source and you should make your own evaluation of General Fusion and of the relevancy and adequacy of the information. Neither General Fusion, nor any of its Related Parties make any representation or warranty with respect to the accuracy of such information. For more information, please see the section titled "Risk Factors" in the Registration Statement.

Forward-Looking Statements

Certain statements in this Presentation are forward-looking statements generally relating to the Financing and future events or estimates or projections of General Fusion's financial or other performance metrics and the underlying assumptions. In some cases, you can identify forward-looking statements by terminology such as "believe," "may," "will," "potentially," "estimate," "continue," "anticipate," "intend," "could," "would," "project," "target," "plan," "expect," or the negatives of these terms or variations of them or similar terminology. Forward-looking statements in this Presentation include, without limitation, statements relating to the expected production of a General Fusion powerplant or a fusion island and the timing therefor; heating through compression of plasma; the path to commercialization and integration of our system in a FOAK (as defined in this Presentation) plant; potential sales of commercial fusion powerplants and the timing thereof; the benefits of fusion; market opportunities; potential revenue per plant; the success of the Business Combination; the success of the Financing closing; the listing of General Fusion Securities upon the effectiveness of the Registration Statement; the pre-money valuation of General Fusion; the share price of General Fusion securities. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by General Fusion as of the preparation date of this Presentation, are inherently uncertain and subject to material change. General Fusion does not undertake any duty, and expressly disclaims any obligation or undertaking, to update these forward-looking statements. Nothing in this Presentation should be regarded as a representation by General Fusion or its Related Parties, or any other person, that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by General Fusion and our management and Spring Valley and their management, as the case may be, are inherently uncertain. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results to be materially different from future results, performance or achievements expressed or implied by such forward looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Spring Valley Securities; (2) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Business Combination Agreement by Spring Valley Shareholders; (3) market risks; (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination; (5) risks that the Business Combination disrupts current plans of General Fusion and potential difficulties in its employee retention as a result of the Business Combination; (6) the outcome of any legal proceedings that may be instituted against Spring Valley or relating to the Business Combination and any definitive agreements with respect thereto; (7)the inability to maintain the listing of Spring Valley securities or to meet listing requirements and maintain the listing of New General Fusion's securities on the Nasdaq Capital Markets, LLC; (8) the risk that the Business Combination may not be completed by Spring Valley's deadline date under their bylaws and the potential failure to obtain an extension of the Spring Valley deadline date if sought by Spring Valley; (9) the risk that the price of New General Fusion securities may be volatile due to a variety of factors, including changes in laws, regulations, technologies, natural disasters, national security tensions, and macro-economic and social environments affecting its business;

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LEGAL DISCLAIMERS (CONT'D)

(10) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Spring Valley, to obtain financing to complete the Business Combination or to satisfy any proposed conditions to closing; (11) laws and regulations governing General Fusion's research and development activities, and changes in such laws and regulations; (12) any failure to commercialize MTF (as defined in the Registration Statement) on the expected timeline or at all, including any failure to achieve the objectives of the LM26 (as defined in the Registration Statement) program; (13) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (14) the ability to meet Nasdaq Listing Rules or the New York Stock Exchange Listing Standards or any other stock exchange following the consummation of the Business Combination; (15) the risk that the Business Combination disrupts our current plans and operations as a result of the announcement and consummation of the Business Combination; (16) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, our ability to grow and manage growth profitably, obtain and maintain relationships with customers and suppliers and retain our management and key employees; (17) transaction costs related to the Business Combination; (18) changes in applicable laws or regulations; (19) world events such as global economic conditions, war, pandemic or epidemic, political unrest that lead to regulatory, commercial, infrastructure and operating constraints; (20) General Fusion's business is at a pre-commercial state of development with no history of revenue and may never achieve commercialization or revenue; (21) General Fusion's limited historical financial and operating history; (22) the market for fusion energy is still emerging and may not achieve expected potential; (23) General Fusion's ability to maintain, protect, defend and develop intellectual property; (24) the risk that the Financing may not be completed, or that other capital needed by New General Fusion may not be raised on favorable terms, or at all, including as a result of the restrictions agreed to in connection with the Financing and (25) the possibility that we may be adversely affected by other regulatory, economic, business and/or competitive factors. In addition, forward-looking statements reflect our and Spring Valley's expectations, plans or forecasts of future events and views as of the date of this Presentation. These forward-looking statements are based on certain assumptions, including among other things: interest rates; operating and capital costs, including the amount and nature thereof; trends and developments in the fusion industry; business strategy and outlook; opportunities available to or pursued by General Fusion; anticipated partnerships; market demand for fusion energy and the availability and costs of required equipment and technology, and supplies and materials for such equipment and technology; General Fusion and Spring Valley's ability to attract and retain qualified personnel or management; and stability of general economic and financial market conditions. We and Spring Valley anticipate that subsequent events and developments will cause these assessments to change. However, while we and Spring Valley may elect to update these forward-looking statements at some point in the future, we and Spring Valley specifically disclaim any obligation to do so. Additional information concerning these and other factors that may impact such forward-looking statements can be found in the Registration Statement including under the heading "Cautionary Note Regarding Forward Looking Statements" and "Risk Factors." These forward-looking statements should not be relied upon as representing our or Spring Valley's assessments as of any date subsequent to the date of this Presentation.

Important Information for Investors and Stockholders

The proposed Business Combination will be submitted to stockholders of Spring Valley for their consideration and approval at a special meeting of stockholders. We and Spring Valley plan to prepare a registration statement to be filed with the SEC by NewCo, which will include preliminary and definitive proxy statements to be distributed to Spring Valley's stockholders in connection with Spring Valley's solicitation for proxies for the vote by Spring Valley's stockholders in connection with the Business Combination and other matters as will be described in the registration statement, as well as the prospectus relating to the offer of the securities to be issued to Spring Valley's stockholders in connection with the completion of the Business Combination. After the registration statement has been filed and declared effective, Spring Valley will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. Spring Valley's stockholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Spring Valley's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about us, Spring Valley, NewCo and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by Spring Valley, without charge, at the SEC's website located at www.sec.gov.

Trademarks and Trade Names

General Fusion owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business, and which are included in this Presentation. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not, imply a relationship with General Fusion, or an endorsement or sponsorship by or of General Fusion. General Fusion, will assert, to the fullest extent under applicable law, its right, or the right of the applicable licensor, to these trademarks, service marks and trade names. Each recipient acknowledges that the Company considers this Presentation to be confidential, sensitive and proprietary and recipient agrees to use reasonable precautions to keep such information confidential; provided however it may be disclosed to it, its affiliates and their respective partners, directors, officers, employees, agents, advisors and other representatives (collectively, "Representatives") who need to know such information for the purposes of evaluating the Financing. The recipient agrees to be responsible for any breach of these undertakings by recipient or its Representatives.

This Presentation is intended solely for the use of the prospective investor to whom it is initially provided, and may not be reproduced, disseminated, quoted from or referred to, in whole or in part, for any purpose without the Company's prior written consent. If you are not the intended recipient of this Presentation as designated above, then please immediately delete or destroy all copies of this Presentation in your possession.

By accepting delivery of this Presentation, each recipient will be deemed to acknowledge and agree to the matters set forth herein.

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TODAY'S AGENDA

1. WELCOME & SPEAKER INTRODUCTIONS
2. FOUNDER PRESENTATION
3. GENERAL FUSION OVERVIEW
4. GENERAL FUSION'S PRACTICAL APPROACH
5. Q&A
6. LUNCH
7. GENERAL FUSION'S PATH TO COMMERCIALIZATION
8. FINANCIAL PROFILE & DE-SPAC TRANSACTION OVERVIEW
9. CLOSING & WRAP-UP Q&A

TODAY'S SPEAKERS



GREG TWINNEY
Chief Executive Officer

Scaled several founder-led startups into successful multinational corporations towards IPOs / M&As; Board member of Fusion Industry Association



MEGAN WILSON
Chief Strategy Officer

25+ years in Operations & Energy leadership; Previously, CSO and SVP at Babcock & Wilcox; U.S. Navy nuclear engineering officer



DR. MICHEL LABERGE
Founder and Chief Science Officer

20+ years in commercializing new technologies; Ph.D. and post-doctoral in fusion; 25+ patents as lead inventor



ROB CRYSTAL
SVP, Finance

20+ years of international finance experience; Demonstrated leadership and commercialization scale up success at decarbonization companies



MIKE DONALDSON
SVP, Technology Development

20+ years in disruptive technology development; Kodak product engineering & production; Risk reduction, rapid prototyping & systems testing

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F O U ND E R P R E S EN T A T I ON

FOUNDER PERSPECTIVE: A PRACTICAL APPROACH TO FUSION

- Fusion has been proven—**but not yet made practical for commercial scale power generation**
- Traditional approaches remain **complex, large-scale, and costly**
- A critical gap persists between **scientific success and real-world deployment**
- Magnetized Target Fusion offers a **more direct and practical path**
- General Fusion was founded to **bridge that gap and deliver practical fusion energy**



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BUILDING A FOUNDATION THROUGH ENGINEERING AND TESTING







- Early work began with **hands-on experimentation and rapid iteration**
- Initial plasma compression and neutron results demonstrated **real potential**
- Momentum built through **early validation and committed investment**
- Over two decades, the program advanced through **continuous testing and prototyping**
- Progress driven by a focus on **engineering discipline and practical problem-solving**

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ADVANCING TOWARD A COMMERCIAL FUSION SYSTEM

- Technology designed from the outset for **commercial power generation**
- Combines magnetized plasma with **mechanical compression and liquid metal systems**
- Enables efficient conversion of fusion energy using **established power plant infrastructure**
- Addresses key barriers including **materials durability, fuel cycle, and cost**
- Advancing toward deployment through **integrated systems such as LM26**



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G ENER A L F U S IO N O V E RV I EW

KEY INVESTMENT HIGHLIGHTS: TRANSFORMING THE WORLD'S ENERGY SUPPLY



1. Growing Global Demand for **Clean**, **Reliable Power**
2. Innovative **Engineering Approach** to Fusion
3. **Milestone-Driven De-risking** Pathway to Commercial Fusion with Proprietary IP
4. Fusion Demonstration Machine **Built and Operating at Commercially Relevant Scale**
5. **Strategic Partnerships** Accelerating Commercialization
6. Strong **Institutional Investor** & **Government Backing**
7. **A World Class Team** of Scientists, Engineers and Entrepreneurs

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GENERAL FUSION AT A GLANCE

Overview
Founded **2002**
Headquarters **Vancouver** Canada
Employees **115**(1)
Technical Roles **75%**(1) Incl. 16 Ph.Ds
Employee Retention **93%**(2)
Funding (US$) **$400M+**

Key Highlights

$1+ Trillion

2050E Fusion Energy Market Size(3)



Proprietary LM26 Fusion Machine


6020
generalfusion

100,000 Sq. Foot CNSC-licensed Facility

Strategic Innovation Fund · U.S. Department of Energy · UK Atomic Energy Authority

$100M+ Capital from Government Programs & Strong Government Collaborations

TEMASEK · SEGRA Capital Management · PENDER · bdc · BEZOS EXPEDITIONS · GIC · BRAEMAR Energy Ventures · CHRYSALIX Venture Capital · HATCH · JIMCO · Canadian Nuclear Laboratories · KHAZANAH NASIONAL

Strong Institutional Support

U.S. Department of Energy:
- Oak Ridge National Laboratory
- Savannah River National Laboratory
- Princeton Plasma Physics Laboratory
- Lawrence Livermore National Laboratory
- DIII-D National Fusion Facility

Major Automaker · HATCH · Canadian Nuclear Laboratories · TRIUMF · COMSOL MULTIPHYSICS · UK Atomic Energy Authority · KINECTRICS

Technology Partners

210

167 Patents Issued & 43 Pending Globally(4)

35

Peer-reviewed Publications

WSJ · FT Financial Times · nature · BBC · The Economist · Science · Bloomberg · Business Insider

Globally Recognized Platform

(1) As of March 31, 2026
(2) Based on cumulative annual average from 2020 – December 31, 2025
(3) Ignition Research
(4) General Fusion's company website, Research Library

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EXPERIENCED LEADERS WITH A PROVEN TRACK RECORD



GREG TWINNEY
Chief Executive Officer

Scaled several founder-led startups into successful multinational corporations towards IPOs / M&As; Board member of Fusion Industry Association



MEGAN WILSON
Chief Strategy Officer

25+ years in Operations & Energy leadership; Previously, CSO and SVP at Babcock & Wilcox; U.S. Navy nuclear engineering officer



DR. MICHEL LABERGE
Founder and Chief Science Officer

20+ years in commercializing new technologies; Ph.D. and post-doctoral in fusion; 25+ patents as lead inventor



JAN LAISHLEY
Chief People and Culture Officer

20+ years in decarbonization industry; SVP of HR at Ballard Power Systems; People and culture development for high growth



ROB CRYSTAL
SVP, Finance

20+ years of international finance experience; Demonstrated leadership and commercialization scale up success at decarbonization companies



MIKE DONALDSON
SVP, Technology Development

20+ years in disruptive technology development; Kodak product engineering & production; Risk reduction, rapid prototyping & systems testing



GRACE PEACH
VP, External Relations

Public affairs leader with 15+ years of experience driving high-impact initiatives across energy, climate, and public policy.



DAVID PLANT
VP, Research & Development

20+ years in technology innovation sector; Senior electrical engineer at Kodak



KELLY EPP
Head of LM26 Project

30+ years in engineering, project management; operations manager at Kodak; Director of Manufacturing at Alpha Technologies

- **Success scaling and commercializing businesses**
- **Ability to manage complex technology development**
- **Global fusion science excellence**
- **Industrial technology commercialization program management**
- **Robust operational and leadership experience in public company settings**

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BACKED BY WORLD-CLASS ADVISORS & DIRECTORS

SCIENCE & TECHNOLOGY ADVISORY COMMITTEE

Chairman



TONY DONNE. PH.D.

Former CEO, EUROfusion; Ph.D. from Vrije Universiteit Amsterdam, Experimental Physics



KURT SCHOENBERG, PH.D.

Spokesperson for the High Energy Density Physics Collaboration (HED@FAIR); Former Director, Los Alamos Neutron Science Center



NED SAUTHOFF, PH.D.

Former Director, U.S. ITER Project at Oak Ridge National Laboratory; Ph.D. from Princeton University, Astrophysical Sciences



MARTIN COX, M.A.

Former Director of the UKAEA; Career spent at UKAEA focused on fusion research

ADVISOR



BOB SMITH

Aerospace and defense industry veteran; Former Chairman and CEO of Blue Origin with roles at Honeywell Aerospace, NTESS & United Space Alliance

CURRENT BOARD OF DIRECTORS



GREG TWINNEY
CEO of General Fusion; Led multiple businesses through IPOs / M&As



ADAM RODMAN
Founder and Chief Investment Officer of Segra Capital Management



ZOLTAN TOMPA
Director, Cleantech Practice at Business Development Bank of Canada



KELLY EDMISON
Chairman of Pender; 30+ years of leadership experience



Chairman

KLAAS DE BOER
Previous Managing Partner of Entrepreneurs Fund with many successful exits



WENDY KEI
Chair of the Audit Committee
Director of Ontario Power Generation and Centerra Gold



WAL VAN LIEROP
Managing Partner & Co-Founder of Chrysalix Energy Venture Capital



MARK LITTLE
Prior President & CEO of Suncor Energy



NORMAN HARRISON
Prior CEO of the UK Atomic Energy Authority

Note: The board and advisors are subject to change post-business combination

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MASSIVE GLOBAL NEED FOR SECURED BASELOAD POWER

Global Electricity Demand Estimated to Approximately Double by 2050[(1)]

Grid Under Pressure: Surging demand from EVs, industries, and data centers is straining power infrastructure worldwide

AI & Data Center Boom: Energy usage from Data Centers expected to double or triple by 2028[(2)]

Rising Demand: Increasing global populations, broadening electrification, and expanding economic activity driving overall energy demand



30,000 TWh
41,500 TWh
57,000 TWh
2023
2035
2050
Industry
Buildings
Data Centres
Transport
Hydrogen

Traditional Sources May Not be Scalable to Meet Demand

Economic Drag: $9.1 trillion investment needed between 2024 – 2033 to bring existing U.S. infrastructure to a good or excellent condition[(3)]



1%
16%
19%
21%
43%
2023 Supply Mix(4)

Others: Small portion of the supply mix

Coal: Severe environmental impact, health risks, and unsustainable reliance on regionally concentrated deposits

Nuclear Fission: Growth limited due to regulatory and cost burden driven by safety, security and long-lived waste considerations.

Renewables: Suffer from weather-driven intermittency, expensive storage cost & geography constraints

Natural Gas: Lasting environmental consequences, infrastructure bottlenecks, constrained resource availability

Baseload Power is Essential for Providing a Constant, Reliable, Stable Foundation for the Grid, Which Can Be Challenging to Achieve With Existing Energy Solutions in a Scalable & Carbon-friendly Way

Source: The New York Times and International Energy Agency *World Energy Outlook 2023 Net Zero Emissions Scenario*
(1) McKinsey & Company, *Global Energy Perspective 2023: Power outlook*, January 2024
(2) U.S. Department of Energy, *DOE Releases New Report Evaluating Increase in Electricity Demand from Data Centers*, December 2024
(3) The American Society of Civil Engineers, *2025 Report Card for America's Infrastructure*, March 2025
(4) U.S. Energy Information Administration

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TRANSLATING INTO A TREMENDOUS MARKET OPPORTUNITY

Nuclear Fusion is the Holy Grail for Clean Baseload Power

CLEAN ENERGY
- ✓ Reliable & dispatchable baseload power
- ✓ Zero carbon emissions
- ✓ No long-term radioactive waste

EFFICIENCY & SCALABILITY
- ✓ Minimal land use
- ✓ Cost competitive
- ✓ Limited expected regulatory burden or export controls

FUEL ABUNDANCE
- ✓ Deuterium fuel can easily be sourced from seawater
- ✓ Tritium fuel can be bred from lithium within fusion machines
- ✓ Energy security

SAFETY ADVANTAGED
- ✓ No chain reaction
- ✓ Cannot be weaponized
- ✓ No high levels of radiation

Fusion Shifted from Scientific Experimentation to an Increasingly Likely Energy Solution

Streamlined Regulatory Framework Paving a Clearer Path to Commercialization



~$141 Billion
per year(2)
~$330 Billion
per year(3)
~$390 Billion
per year(4)
$1+ Trillion
per year(1)
Global Wind Potential Market 2030E
Global Battery Potential Market 2030E
Global Solar Potential Market 2034E
Global Fusion Potential Market 2050E

(1) Ignition Research
(2) Grand View Research, *Wind Power Market (2025 – 2030)*
(3) Grand View Research, *Battery Market (2025 – 2030)*
(4) Precedence Research, *Solar Energy Market Size and Forecast 2025 to 2034*, July 2025

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GLOBAL RACE TO COMMERCIAL FUSION

- Governments in the U.S., EU, and Asia are already advancing favorable frameworks, with DOE's Build–Innovate–Grow strategy to align public investment and private innovation to deliver commercial fusion power to the grid by the mid-2030s[1]
- Fusion research is moving faster, with large international projects like the 33-nation-backed ITER continuing to be central to progress
- Total cumulative funding for the 53 fusion companies stands at $9.8B LTM July 2025, a five-fold increase since 2021[2]

Congress increased support for fusion, leading to a record total of ~$1.5B in funding from the U.S. government for fusion activities in 2025[5]

DOE's Fusion Science and Technology Roadmap, $128M from Fusion Innovative Research Engine (FIRE) and $6.1M from Innovation Network for Fusion Energy (INFUSE)[4] accelerate commercialization while milestone-based Fusion Development program provides funding and computing resources[2]

U.S. DEPARTMENT of ENERGY

The UK government is providing significant support for fusion energy, committing over £2.5 billion in total funding, which includes a £410 million investment announced in 2025 to accelerate commercialization[3]

GOV.UK

On October 1, 2025, Germany approved an action plan to accelerate commercial fusion deployment, committing over $2.3B by 2029 for research infrastructure and pilot projects[7]

The Fusion Action Plan

Acknowledging global advancements and investment in fusion energy technology, the G7 underscored the importance of sustained international collaboration on fusion energy with trusted partners, encouraging private investments and public engagement[6]

Statement on Nuclear & Fusion Energy

In 2025, the EU took further steps to establish a coordinated approach to fusion energy policy. Two hearings held by the European Parliament underscored fusion as an increasingly important part of the EU's energy & innovation agenda[8]

EU's European Parliament

(1) U.S. Department of Energy, *Energy Department Announces Fusion Science and Technology Roadmap to Accelerate Commercial Fusion Power*, October 2025
(2) Fusion Industry Association, *The Global Fusion Industry in 2025*, July 2025
(3) Gov.UK, *Fusion energy powers UK's Industrial Strategy*, June 2025
(4) U.S. Department of Energy, *Energy Department Announces $134 Million to Advance U.S. Fusion Leadership Through Targeted Research*, September 2025
(5) Fusion Industry Associate, *Congress Increases U.S. Funding for Fusion Energy Sciences Research*, March 2024
(6) G7 Canada, *Statement on nuclear and fusion energy*, October 31, 2025
(7) World Nuclear News, *Six German States Unite for Fusion Research*, November 2025
(8) International Atomic Energy Agency, *World Fusion Outlook 2025*

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G ENER A L F U S IO N ’ S PR A C T I C A L A PPR O A CH

BASICS OF PURSUING FUSION ON EARTH

What is Fusion?

Fusion is the process by which two light atoms fuse to form a single heavier atom, releasing energy



HEAT AND PRESSURE
ENERGY

To Make Fusion Happen on Earth

Without the gravity & pressure of the stars, systems must be built that can generate the necessary conditions here on Earth to force fusion to happen and produce net fusion energy, known as the **Lawson criterion** (the right combination of temperature, density, and energy confinement time)

Therefore, We Must Create a Machine That:

Step 1



Deuterium
(HYDROGEN-2)
Tritium
(HYDROGEN-3)

Generates Plasma

A cloud of ionized hydrogen gas, often made of Deuterium and Tritium

Step 2



Creates Fusion

Under the right conditions, forces plasma to fuse and release energy

Step 3



Captures the Energy

Efficiently captures the energy released from fusion

Step 4



Converts to Power

Converts the captured fusion energy to power for electricity & industrial heat use

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OUR DIFFERENTIATED ENGINEERING APPROACH FOR PRACTICAL FUSION ENERGY



Extreme
Moderate
Low
Energy Confinement Time
Magnetic Confinement Fusion (MCF)
Magnetized Target Fusion (MTF)
Inertial Confinement Fusion (ICF)
Plasma Density
Low
Moderate
Extreme

Magnetic Confinement Fusion ("MCF")

Requires intense magnetic fields created with superconducting magnets to achieve extreme energy confinement time

Magnetized Target Fusion ("MTF")

Uses the combined effects of moderate energy confinement time and moderate plasma density to **achieve fusion in a practical way**

Key benefits include:

✓ Avoids superconducting magnets or high-powered lasers

✓ Enables the use of existing materials for durable machines and cost-effective energy production

Inertial Confinement Fusion ("ICF")

Requires large arrays of high-powered and fragile lasers to achieve extreme plasma density

Academic Approaches Operate At Extremes While Magnetized Target Fusion Operates in a "Sweet Spot" of Parameters

Note: Competitors are pursuing their own unique approaches to Magnetic Confinement, Magnetized Target Fusion and Inertial Confinement, each with their own advantages and challenges. The above comparison is generalized

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HOW DOES GENERAL FUSION'S MTF TECHNOLOGY CREATE FUSION ENERGY?

Form liquid metal cavity inside fusion vessel


Liquid metal

Inject magnetized plasma[1] into liquid metal cavity


Plasma injector

Compress plasma with liquid metal using mechanical drivers


Pistons

Fusion and energy extraction, conversion and recovery


Fusion

Repeated once every second

Magnetized plasma compressed fluid-mechanically to fusion conditions

MTF Enables the Use of Liquid Metal Compression to Elegantly & Economically Solve the Barriers to Commercialization

(1) General Fusion's plasma injectors form spherical tokamak plasma targets using a 100% coaxial helicity injection (CHI) process. Targets are formed into a chamber with liquid metal walls. There is no active feedback; plasma position and stabilization is accomplished entirely through the metal walls acting as a flux conserver generalfusion
© 2026 General Fusion
21

MAGNETIZED TARGET FUSION ANIMATION


generalfusion

MTF Enables the Use of Liquid Metal Compression to Elegantly & Economically Solve the Barriers to Commercialization

generalfusion
© 2026 General Fusion
22

GENERAL FUSION UNIQUELY SOLVES CRITICAL BARRIERS TO FUSION ENERGY

Barriers Other Fusion Approaches Face

Material Degradation	Fuel Sourcing	Energy Capture	Cost

A Unique Practical Solution with an Engineering Approach

Durable Fusion Machine



Protects the Machine from Fusion Damage

When fusion occurs, the reaction is surrounded by a liquid metal wall which absorbs neutrons emitted from the reaction[1]

Abundant Tritium Fuel



Neutrons
(Energy)
Lithium-7
Proton
Neutron
Tritium
Helium 4
Neutron

Produces Sufficient Fusion Fuel to Support Operations for the Life of the Power Plant

When neutrons are absorbed in the liquid lithium wall, they can create Tritium fuel at a ratio greater than 1.5[1]

Simple Energy Conversion



Creates Steam & Spins a Traditional Steam Turbine

The liquid metal wall absorbs neutrons and heat from fusion, and then the hot liquid metal is pumped through heat exchanger[2][3]

Economical Fusion Power



Uses Simple Existing Materials

No need for expensive magnets, targets, lasers, or exotic or not yet invented materials and no frequent replacements of neutron damaged components

(1) General Fusion, *New Third-party Analyses Support General Fusion's MTF Technology Path to Commercialization*, September 2024
(2) General Fusion, *Magnetized Target Fusion Using Mechanically Driven Liquid Metal Liner*, December 2022
(3) General Fusion, *Conceptual Design of a Magnetized Target Fusion Power Plant*, July 2023

generalfusion
© 2026 General Fusion
23

LEADING THE RACE WITH PRACTICAL, GAME-CHANGING FUSION TECHNOLOGY

	Fusion Company Subsegments	Durable Fusion Machine	Energy Conversion	Fuel Breeding	Cost Effectiveness	Existing Materials	Fusion Company Experience Building Fusion Machines	Fusion Company Peer Reviewed Fusion Results(1)
ENGINEERING APPROACH	generalfusion Magnetized Target Fusion	✓	✓	✓	✓	✓	generalfusion ✓	generalfusion ✓
ENGINEERING APPROACH	Sheared-Flow-Stabilized Z-pinch	-	✓	-	-	-	1 company	1 company
ENGINEERING APPROACH	Magneto-Inertial with Direct Drive	-	-	-	-	-	1 company	✗
ACADEMIC APPROACH	Magnetic Confinement	✗	-	-	✗	✗	2 companies	2 companies
ACADEMIC APPROACH	Inertial Confinement	✗	-	-	✗	✗	✗	✗

Legend: ✓ Addresses - Partially Addresses ✗ Not Addressed

Source: Press search, General Fusion management judgement
(1) Wurzel, Samuel E., and Scott C. Hsu, *Update: Progress toward fusion energy breakeven and gain as measured against the Lawson Criterion*, May 2025 generalfusion
© 2026 General Fusion
24

PRACTICAL TECHNOLOGY THAT PLUGS INTO EXISTING POWERPLANT INFRASTRUCTURE

General Fusion's MTF machine is designed to effectively plug into existing powerplant infrastructure

- Liquid metal can be pumped through a heat exchanger to create steam and spin a turbine
- Significant opportunity to retrofit retired coal fired powerplants – the balance of plant and footprint are similar


Fusion Island(1)
Balance of Plant
Conventional Island
Pulsed Power Supply
Steam Tank
Plant Electricity Supply
Hot Metal
Plasma Injector
Tritium Extraction
Hot Steam
Power To The Grid
Heat Exchanger
Deuterium-tritium Fuel Supply
Deuterium-tritium Capture And Storage
Fuel Exhaust
Steam Turbines
Generator
Cool Steam
Cooling
Condenser

Note: General Fusion is pre-commercialization and timing estimates as well as technology, regulatory and commercialization strategy and assumptions are subject to change

(1) A General Fusion Magnetized Target Fusion Island is a machine that integrates a plasma injector and compression systems. Each Fusion Island produces 150 MWe. A reference configuration General Fusion powerplant will have two fusion islands connected to one balance of plant, producing a total of 300 MWe generalfusion
© 2026 General Fusion
25

GENERAL FUSION IS COST COMPETITIVE ON A LEVELIZED COST OF ENERGY ("LCOE") BASIS

- Fusion plants are expected to **deliver 4x more energy per unit of fuel** than fission, without long-lived radioactive waste, positioning them as the superior nuclear technology for sustainable growth[1]
- Factors that drive fusion's competitive LCOE include:
  - lower **capital costs** vs. conventional fission plants
  - less **waste**
  - lower **regulatory burden**
  - low **fuel costs**

LCOE BENCHMARKING ANALYSIS ($/MWh)



Dispatchable(2)
Non-dispatchable(2)
Nuclear
Non-Nuclear
Others
$64 - $73(3)
$141 - $220
$64 - $130(4)
$48 - $109
$71 - $173
$66 - $109
$50 - $131
$44 - $123
$70 - $157
generalfusion
Legacy Nuclear
Leading SMRs
Natural Gas
Coal
Geothermal
Solar + Storage
Wind (onshore) + Storage
Wind (offshore)

(1) International Atomic Energy Agency, *What is Nuclear Fusion?*, August 2023
(2) Lazard, *Levelized Cost of Energy+ (LCOE+) report*, June 2025

(3) General Fusion estimate for an nth-of-a-kind plant. In engineering economics, the first item or generation of items using a new technology or design (first of a kind) can cost significantly more than later items or generations (nth of a kind). Fusion plant expected performance is based on company testing data and management estimates. Fusion demonstration plant is in development and plant specifications and performance may change prior to commercialization. Numbers may not sum due to rounding. Assumes reference configuration of 300MW system with 2 Fusion Islands
(4) Range based on (a) NuScale, *NuScale SMR Technology*, and Reuters (b) *Oklo's nuclear order book shows potential of small reactors*, July 2024 generalfusion

© 2026 General Fusion

26

A HISTORY OF MILESTONES THAT LEAD THE WAY TO COMMERCIAL FUSION

Multiple plasma compression test beds proved mechanical compression of plasma increases neutron yield while plasma remains stable

2002
Founded

2005
Achieved first fusion reaction





2010
First plasma injector properly confined plasma at power plant scale

2012
Liquid metal compression tests validated engineering of liquid metal approach and synchronization of pistons





2013
Sufficient plasma performance to heat when compressed

2017
Stable compression of plasma





2018
Increased neutron yield during plasma compression

2019
Plasma lifetime maintained within liquid metal wall cavity





2019 - 2021
World's largest & most powerful operational fusion plasma injector[1]

2021
Compressed liquid cavity with well-controlled shape sufficient to achieve fusion conditions



CURRENT PROGRAM



Lawson Machine 26 ("LM26")
Heating through compression of plasma to 1 keV, 10 keV, & 100% Lawson

2023 - 2028

Late 2020s
Commercial system and components validation and demonstration





Mid 2030s
First-of-a-Kind (FOAK) energy production; sales of commercial fusion powerplants expected to begin

(1) Based on publications in academic journals and management's knowledge of such articles, findings, and key artifacts generalfusion

© 2026 General Fusion

27

GENERAL FUSION'S ACHIEVEMENTS SOLIDIFY THE FOUNDATION OF THE MTF APPROACH


generalfusion

Plasma Compression[1]

Achieved **a stable fusion process** and significant fusion **neutron yield** through plasma compression with General Fusion's approach and evaluated plasma behavior in liquid metal systems

Plasma Performance[2]

Demonstrated the required plasma lifetime and characteristics for successful MTF at large-scale. **24 prototypes** and **over 200,000 plasma experiments** have culminated in the world's largest and most powerful operational fusion plasma injector for LM26[3]

Liquid Compression Performance[4]

Demonstrated compression technology necessary for smooth, rapid & symmetric compression of a liquid cavity as required for successful MTF **at large-scale**

These Milestones, Backed by Peer-Reviewed Results, Establish General Fusion as a Leading Innovator

(1) General Fusion, *General Fusion Confirms Significant Fusion Neutron Yield and Plasma Stability During MTF Compression Experiment Series with New Peer-reviewed Publication*, November 2024
(2) General Fusion, *Peer-reviewed Publication Confirms General Fusion Achieved Plasma Energy Confinement Time Required for its LM26 Large-scale Fusion Machine*, March 2025
(3) Based on publications in academic journals and management's knowledge of such articles, findings, and key artifacts
(4) General Fusion, *Shape Manipulation of a Rotating Liquid Liner Imploded by Arrays of Pneumatic Pistons: Experimental and Numerical Study*, November 2023

generalfusion
© 2026 General Fusion
28

© 2026 G e n e ral F u s i o n 29 D EM O N S T R A T E D EX P ER T I S E B U I L D I N G M A C H I N E S T O D E L I V E R

GENERAL FUSION ACHIEVEMENTS: PLASMA INJECTOR

PI3 large-scale plasma injector performance supports net gain scale fusion machine goals

Achieved LM26-required energy confinement
Magnetized plasmas reached the energy confinement time required for LM26's key temperature milestones.

Validated a simplified, cost-effective approach
Strong performance achieved without the need for active stabilization or auxiliary heating systems.

Improved confinement with lithium coating
Lithium coatings improved energy confinement time, outperforming traditional materials.



Compression window
I_{sh} [MA]
1.00
0.75
0.50
0.25
0.00
(a)
I_{pl} [MA]
0.6
0.4
0.2
0.0
(b)
IF221 $\overline{n}_e$ [10^{19} m^{-3}]
4
3
2
1
0
(c)
AXUV $\overline{T}_e$ [eV]
300
250
200
150
100
(d)
0
2
4
6
8
10
12
time [ms]



generalfusion

Note: Graphs and conclusions on this slide are derived from: General Fusion, *Peer-reviewed Publication Confirms Plasma Energy Confinement Time Required for LM26 Large-scale Fusion Machine*, March 2025.

© 2026 General Fusion
30

GENERAL FUSION ACHIEVEMENTS: COMPRESSION SYSTEM

Cylindrical Water Compressor ("CWC"), the most recent compression testbed, demonstrated smooth shaped cylindrical collapse of liquid wall

Demonstrated cavity formation and controlled compression performance

Achieved repeatable liquid liner compression in experimental testing

Testbed performance demonstrated strong alignment with computational modeling







Note: Conclusions are derived from: General Fusion, *General Fusion Confirms Liquid Wall Compression Technology for Commercial Magnetized Target Fusion in New Scientific Publication*, January 2024.

generalfusion
© 2026 General Fusion
31

CWC – CAVITY COLLAPSE MEASUREMENT


60.0 ms
0
200
400
600
800
1000
0
200
400
600
800
1000


Polar plot radius, Time=60.0 ms
0°
45°
90°
135°
180°
225°
270°
315°
200
175
150
125
100
75
50
25
CRL
A=1.00
B=1.00
C=1.00
D=1.00
A
B
C
D

Machine vision used to track laser planes throughout collapse.
Optics calibration used to convert fish-eye images to real radial trajectories of 3D liner surface.

generalfusion
© 2026 General Fusion
32

GENERAL FUSION ACHIEVEMENTS: PLASMA STABILITY AND NEUTRON GENERATION FROM COMPRESSION

Plasma compression field tests substantiated plasma stability models and increased neutron yield under compression

Demonstrated strong neutron production during compression

Validated expected plasma heating behavior

Demonstrated stable, symmetric plasma during compression



INCREASING NEUTRON YIELD UNDER COMPRESSION



Average rate per 5 events, with Poisson count errors
d/dt of Smoothed polynomial fit of cumulative count
Average rate of Monte Carlo simulation
Monte Carlo rate error bars (16th to 84th percentiles)
Neutron Detection times
8x10^5
6
4
2
0
Neutron detection rate [counts/s]
Liner move
Liner contact
200
250
300
350
400
450µs
Time since formation

generalfusion

Note: Graphs and conclusions on this slide are derived from: General Fusion, *General Fusion Confirms Significant Fusion Neutron Yield and Plasma Stability During MTF Compression Experiment Series with New Peer-reviewed Publication*, November 2024.

© 2026 General Fusion

33

GENERAL FUSION'S ACHIEVEMENTS SOLIDIFY THE FOUNDATION OF THE MTF APPROACH


generalfusion

Plasma Compression[1]

Achieved **a stable fusion process** and significant fusion **neutron yield** through plasma compression with General Fusion's approach and evaluated plasma behavior in liquid metal systems

Plasma Performance[2]

Demonstrated the required plasma lifetime and characteristics for successful MTF at large-scale. **24 prototypes** and **over 200,000 plasma experiments** have culminated in the world's largest and most powerful operational fusion plasma injector for LM26[3]

Liquid Compression Performance[4]

Demonstrated compression technology necessary for smooth, rapid & symmetric compression of a liquid cavity as required for successful MTF **at large-scale**

These Milestones, Backed by Peer-Reviewed Results, Establish General Fusion as a Leading Innovator

(1) General Fusion, *General Fusion Confirms Significant Fusion Neutron Yield and Plasma Stability During MTF Compression Experiment Series with New Peer-reviewed Publication*, November 2024
(2) General Fusion, *Peer-reviewed Publication Confirms General Fusion Achieved Plasma Energy Confinement Time Required for its LM26 Large-scale Fusion Machine*, March 2025
(3) Based on publications in academic journals and management's knowledge of such articles, findings, and key artifacts
(4) General Fusion, *Shape Manipulation of a Rotating Liquid Liner Imploded by Arrays of Pneumatic Pistons: Experimental and Numerical Study*, November 2023

generalfusion
© 2026 General Fusion
34

LM26 BUILT & OPERATING: A LARGE-SCALE MTF FUSION DEMONSTRATION MACHINE









LM26 – designed, built, and assembled in less than 2 years	LM26 Assembled December 2024	Operations begin on time and on budget	First Plasma Achieved February 2025	All systems working as designed	First Plasma Compression Achieved April 2025	Multiple plasma compressions completed since then

UP NEXT:

Optimize testbed performance & begin deeper compressions	1 keV (~10M°C)	Deeper compression to raise temperature	10 keV (~100M°C)	More magnetic field to increase density	100% Lawson(1)	Program Complete

World-First Magnetized Target Fusion Machine Built, Operating & Advancing Towards 100% Lawson(1)

(1) For General Fusion's approach, simultaneously demonstrate with hydrogen fuel the temperature, density and energy confinement time which combined represent the operating point of D-T plasma that satisfies the Lawson condition generalfusion
© 2026 General Fusion
35

LM26: DESIGNED FOR WORLD-FIRST MILESTONES


generalfusion

See How it Works: Lawson Machine 26 (LM26)

generalfusion
© 2026 General Fusion
36

© 2026 G e n e ral F u s i on L M 2 6 A S S EMB L Y & P L A S M A C O M P R E S SI O NS 37 G e n e r a l Fu s i on ’ s 2025 Y e a r i n R e v i ew

Q&A

G ENER A L F U S IO N ’ S P A T H T O CO M M ER CI A L I Z A T ION

LONG-TERM ASSET LIGHT, SCALABLE, TECHNOLOGY-CENTRIC BUSINESS MODEL

Construction Phase (3.5 Year Construction Period)(1)

General Fusion's Role
High margin OEM segment based on core IP & expertise

Preliminary Scope of Supply
The sale, engineering, installation & commissioning of 150MWe Fusion Islands(2) and related systems

The reference configuration is 300MWe, consisting of 2 Fusion Islands(2) with 1 balance of plant

Systems can be configured with several fusion islands per balance of plant



Power Plant EPC's Role

Engineering, procurement and construction ("EPC") services for the owner

Project management of suppliers and contractors

Operational Phase (40+ Years Plant Lifetime)(3)

General Fusion's Role
High margin services annuity

Preliminary Scope of Supply
Recurring replacement and refurbishment of Fusion Island(2) equipment (e.g., plasma injector)

Preliminary Scope of Technical Services
Recurring technical support for Fusion Island(2) & related systems



Power Plant Owner / Operator's Role

Long-term power plant financing, ownership and operations

Utilities, energy companies and infrastructure investors

Note: Assumes nth-of-a-kind two-module power plant unit. | Source: General Fusion management estimates
(1) Construction period subject to regulatory assumptions
(2) A General Fusion Magnetized Target Fusion Island is a machine that integrates a plasma injector and compression systems. Each Fusion Island produces 150MWe. A reference configuration General Fusion powerplant will have two fusion islands connected to one balance of plant, producing a total of 300MWe
(3) Duration of plant life is an estimate for planning purposes and may be extended. Note: General Fusion is pre-commercialization and technology, regulatory and commercialization strategy and assumptions are subject to change generalfusion
© 2026 General Fusion
40

PATHWAY TO ECONOMICAL CARBON-FREE FUSION ENERGY IN THE NEXT DECADE...

2026	2027	2028	2029	2030	2031	2032	2033	2034	2035

Science | **Engineering** | **Integration** | **Commercialization**

LM26

- 1 keV
- 10 keV
- 100% Lawson(1)



Demonstrate Commercial Systems

- High repetition rate for key components & systems
- Key liquid metal systems and components
- Key balance of plant systems



Plasma Injector Rep Rate
Tritium Extraction
Heat Exchanger
Seals & Valves
Center Shaft
Energy Recovery
Rotor
Compression Rep Rate

Build & Operate First-of-a-Kind FOAK Plant

- Engineering breakeven with an integrated, commercial scale MTF machine
- Energy production at commercial scale



Note: General Fusion is pre-commercialization and timing estimates as well as technology, regulatory and commercialization strategy and assumptions are subject to change based on availability of funding and other factors
(1) For General Fusion's approach, simultaneously demonstrate with hydrogen fuel the temperature, density and energy confinement time which combined represent the operating point of D-T plasma that satisfies the Lawson condition generalfusion
© 2026 General Fusion
41

...BY FRONT-LOADING THE SOLUTIONS TO CRITICAL COMMERCIALIZATION BARRIERS


2026
2027E
2028E
2029E
2030E
2031E
2032E
2033E
2034E
2035E
Science
Engineering
Integration
Commercialization
COMMERCIAL MATURITY
Industry Demonstration Window
generalfusion
Advantages
Durable Fusion Machine
Abundant Tritium Fuel
Simple Energy Conversion
Economical Fusion Power
Commercialization Phase
Competitor
Barriers
Material Degradation
Fuel Sourcing
Energy Capture
Cost
generalfusion
Competitors

General Fusion's LM26 Program Will Quickly Differentiate Its Commercialization Value Trajectory vs. Other Fusion Technology Approaches

Note: Similar to our competitors, General Fusion is pre-commercialization and timing estimates as well as technology, regulatory and commercialization strategy and assumptions are subject to change based on availability of funding and other factors
Source: AIP Publishing, *Beyond Power Gain: Toward a Comprehensive Milestone Framework for All Fusion Energy Concepts*, September 2025

generalfusion
© 2026 General Fusion
42

KEY COLLABORATORS & SUPPLIERS

U.S. DEPARTMENT of ENERGY

- Oak Ridge National Laboratory
- Savannah River National Laboratory
- Princeton Plasma Physics Laboratory
- Lawrence Livermore National Laboratory
- DIII-D National Fusion Facility

UK Atomic Energy Authority

Major Automaker

HATCH

Canadian Nuclear Laboratories / Laboratoires Nucléaires Canadiens

TRIUMF

COMSOL

SHEFFIELD FORGEMASTERS

KYOTO FUSIONEERING

bertin technologies

motus DESIGN GROUP

KINECTRICS

GENERAL ATOMICS

AEROSPACE

UNIVERSITIES

- Simon Fraser University
- McGill University
- Queen's University
- University of Waterloo
- Universidade de Lisboa
- University of Illinois

generalfusion

POTENTIAL EARLY ADOPTERS & SELECT PARTNERS

Market Development Advisory Committee: Potential Early Adopters



BC | Canada
BC Hydro
BC | Canada
FORTIS BC
Coventry | UK
e.on
Stockholm | Sweden
Stegra
Ontario | Canada
Bruce Power
Rotterdam | Netherlands
Eneco
Ontario | Canada
OPG
Rome | Italy
Renexia
North Carolina | USA
DUKE ENERGY
Brussels | Belgium
engie
Georgia | USA
Southern Company
Tennessee | USA
TVA TENNESSEE VALLEY AUTHORITY
Manila | Philippines
ACEN

Select Partnerships

Bruce Power	MOU to evaluate potential fusion power plant in Ontario
HATCH	Industrial partnership on power plant engineering
KYOTO FUSIONEERING	MOU to collaborate on tritium fuel cycle, liquid metal balance of plant, and power conversion cycle
Major Automaker	Confidential MOU to advance piston and compression system development
UK Atomic Energy Authority	Long standing collaborative partnership agreement related to fusion research, technology development operations and science validation

© 2026 General Fusion
43

AN ECOSYSTEM OF PARTNERS TO ACCELERATE COMMERCIALIZATION

Fusion Technology Development



Plasma Simulation	UK Atomic Energy Authority
Plasma Stability and Compression	*Princeton Plasma Physics Lab*
MHD Simulation	*Oak Ridge National Lab*
Compression Dynamics and Hydrodynamic Stability	*McGill University*
Edge Plasma Modeling	*Lawrence Livermore National Lab*
Simulation	GENERAL ATOMICS
Center Shaft	AEROSPACE
Electromagnetic Compression Simulation	COMSOL MULTIPHYSICS
Surface Geometry Reconstruction	*University of Waterloo*

Diagnostic Development



Diagnostic Systems, Neutronics Modeling	UK Atomic Energy Authority
Neutron Spectrometer	TRIUMF
Ion Doppler Spectroscopy	*Oak Ridge National Lab*
Reflectometer	*Universidade de Lisboa*
Neutron Diagnostics	*Simon Fraser University*
Thomson Scattering	bertin technologies
Diagnostics	Canadian Nuclear Laboratories
Robust Data Connectors	motus DESIGN GROUP
Magnetic Probes and Interferometry	*Queen's University*

Support for Commercial System Demonstrations and FOAK



Whole Plant System Models, Remote Handling	UK Atomic Energy Authority
Commercial Power Plant Maturation	Canadian Nuclear Laboratories
Tritium Inventory	*Savannah River National Lab*
Engineering and Construction	HATCH
Tritium Fuel Cycle and Balance of Plant	KYOTO FUSIONEERING
Forging and Materials	SHEFFIELD FORGEMASTERS
Licensing and Conceptual Design	KINECTRICS
Compression System	*Major automaker*
Liquid Lithium	*University of Illinois*

General Fusion has a long-standing collaborative partnership agreement with the UK Atomic Energy Authority, a global leader in fusion research, development and operations, and gold standard fusion science validation generalfusion
© 2026 General Fusion

AIMING FOR STEADY COMMERCIAL PROGRESS TOWARD COMMERCALIZATION

Partnerships
Engineering Procurement, and Construction (EPC), Technology Development

FOAK Site Feasibility Studies
Conduct & advance with partners

FOAK Site Selection
Advance relationships with potential FOAK siting partners

Commercial Agreements

Government Engagement

Regulatory Engagement

generalfusion
© 2026 General Fusion
45

F I N A N C I A L P R O F I LE & DE - S P A C TR A N S A C T I O N O

FINANCIAL HIGHLIGHTS

FUNDED LM26 BUSINESS PLAN THROUGH PIPE CAPITAL

ATTRACTIVE VALUATION

TRANSACTION VALIDATED BY LEADING SPAC SPONSOR AND PIPE INVESTORS

INTERESTS ALIGNED WITH PUBLIC SHAREHOLDERS

ON TRACK FOR MID-2026 CLOSING

generalfusion
© 2026 General Fusion
47

generalfusion + Spring Valley ACQUISITION III

ILLUSTRATIVE TRANSACTION OVERVIEW AT $108M PIPE

TRANSACTION HIGHLIGHTS

Valuation	• General Fusion pre-money valuation of **$600M** • Transaction implies **$724M** pro-forma enterprise value
Financing	• General Fusion raised **$108M Preferred Equity PIPE** convertible at $12.00 per share • Assumes **0%** redemptions from Spring Valley III's **$230M** Cash in Trust • Expected use of net proceeds includes Lawson Machine 26 ("LM26") operations, commercial systems development & **First-of-a-kind Plant** ("FOAK") for commercial deployment
Structure	• General Fusion shareholders would rollover **100%** of their equity and are expected to hold **~58%** of the outstanding pro-forma equity

SOURCES & USES ($ MILLIONS)

SOURCES	
General Fusion Rollover Equity	$600
Approximate Assumed PIPE Proceeds	$108
Cash in Trust	$230
Total Sources	**$938**
USES	
Equity to General Fusion	$600
Cash to Balance Sheet	$314
Illustrative Transaction Expenses	$24
Total Uses	**$938**

PRO-FORMA VALUATION ($ MILLIONS)[1]

Shares Outstanding (Millions)	**103.8**
Share Price ($)	$10.00
Equity Value	**$1,038**
(-) PF Net Cash	($314)
Enterprise Value	**$724**

PRO-FORMA OWNERSHIP[1]

	Shares (Millions)	% Own.
General Fusion[3]	60.0	57.8%
SPAC Shareholders	23.0	22.2%
PIPE Investors[2]	14.1	13.6%
SPAC Sponsor[3]	6.7	6.4%


generalfusion

Note: Assumes no existing cash and no existing debt on balance sheet. Excludes impact of the private placement warrants, public warrants, convertible preferred warrants and any equity compensation plan
(1) Calculated on a $10.00 per share basis
(2) Includes impact of OID and commitment shares issues to convertible preferred investors
(3) Excludes $135M earnout

generalfusion
© 2026 General Fusion
48

A COMPELLING SPAC PARTNER

SPRING VALLEY ACQUISITION CORP III

Leadership Team with Highly Relevant Expertise[1]



CHRIS SORRELLS
Chairman & CEO



ROBERT KAPLAN
COO



JEFF SCHRAMM
CFO

- Recent and relevant experience in SPACs and nuclear industry
- Team with extensive transaction experience: 50+ energy / decarbonization transactions over the past 30+ years and 7 SPACs raised / merged to date
- Strong C-level Operational Expertise: 100+ years of collective experience including leadership roles across the C-Suite as CEO, CFO, COO and Chairman for numerous public and private companies
- Track record of building publicly traded bellwethers
- Key roles in the creation of 17 publicly traded companies
- 20 public board seats
- Proprietary network & sourcing capabilities
- Deep relationships with institutional investors, underwriters and advisors

History of Value Creation in Nex-Gen Clean Energy

REG


$289M
>10x
~$3.2B
2012 IPO Market Cap
2022 Acquired by Chevron

- Led investment in the **one of the largest publicly traded biodiesel / renewable diesel company**
- **One of the largest investments in biodiesel** in North America
- **Scaled** revenues from **~$85M** in 2008 to **$3.2B** in 2021
- In 2022, sold to **Chevron** for **$3.15B**

NUSCALE


$2.3B
~1.8x
$4.2B
Market Cap at De-SPAC
Market Cap Today

- Led the De-SPAC of **the first publicly traded SMR company**
- Received gross proceeds of **$381M**, including **$235M in PIPE capital**
- Accelerated **commercialization** and **global deployment** of NuScale's carbon-free baseload energy solution

EAGLE


$312M
~1.4x
$427M
Market Cap at De-SPAC
Market Cap Today

- Aims to become **the first** U.S. publicly traded vertically integrated uranium and SMR company
- Received **$30M PIPE** from an institutional investor
- Supported by DOE's **~$1B** SMR funding initiatives & **broader U.S. energy security goals**

Stock Highlights

Spring Valley Acquisition / NUSCALE

37.4%[2]
SVI cash in trust redemption rate, representing the **5th** fewest redemptions of the year

12M+[2]
SVI shares were traded within the **first 30 trading days**

Spring Valley Acquisition II / EAGLE

5.6x[3]
SVII warrant **appreciation** since announcement

(1) Includes Spring Valley management board and sponsor
(2) SPACResearch data as of 4/27/2026
(3) FactSet data as of 4/27/2026

generalfusion
© 2026 General Fusion
49

ROBUST PEER PERFORMANCE SINCE IPO / DE-SPAC

	generalfusion	Bloomenergy	OKLO	NUSCALE	X energy	NANO Nuclear Energy Inc.
Exchange	Nasdaq	NYSE	NYSE	NYSE	Nasdaq	Nasdaq
Share Price ($)		$234.68	$75.93	$12.65	$35.98	$25.76

Equity Value ($M)[2]



$600
?
Apr-26[1]
2,952%
$2,340
$71,418
Jul-18
Apr-26
1,255%
$957
$12,972
May-24
Apr-26
84%
$2,276
$4,192
May-22
Apr-26
Traded up 30% on day 1 post IPO
$9,100
$11,862
Apr-26
Apr-26
808%
$148
$1,344
May-24
Apr-26

Key Institutional Shareholders	Bloomenergy	OKLO	NUSCALE	X energy	NANO
	Columbia Threadneedle Investments	BlackRock	Vanguard	Not Available Due to Recency of Listing	VanEck
	Vanguard	Vanguard	VanEck		BlackRock
	BlackRock	Global X	BlackRock		Vanguard
	SA Situational Awareness	VanEck	Clear Street		Global X
	DE Shaw & Co	State Street Global Advisors	Global X		Weiss
	MorganStanley SmithBarney	Geode Capital Management	SIG Susquehanna		Ghisallo
	State Street Global Advisors	Schwab	Morgan Stanley		Citadel
	Geode Capital Management	Morgan Stanley	Voloridge		UBS

Source: FactSet data as of 4/27/2026. Equity value for peers calculated on a fully diluted shares outstanding basis
(1) Based on Pre-money Rollover Equity to General Fusion as per the business combination agreement
(2) Pro forma fully diluted equity value as reported

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C L O S I N G & WR A P - U P Q&A

INVESTMENT HIGHLIGHTS & WHY GO PUBLIC NOW

Market Tailwinds

- Global Need for Baseload Power
- Fusion Can Help Meet Energy Demand & Achieve a Net-zero Transition
- Streamlined & Supportive Path for Fusion Energy Deployment
- Driven by Significant Investor & Government Support

generalfusion Tailwinds

- Our fusion technology approach **uniquely addresses barriers to commercialization**:
  - ✓ Durable fusion machine
  - ✓ Abundant tritium fuel
  - ✓ Simple energy conversion
  - ✓ Economical fusion power
- LM26 demonstration is designed to validate General Fusion's **lead position** and leave others behind on the timeline to commercialization with a 3-year path to transformative technical milestones
- We have built a **world-class team** of scientists, engineers and entrepreneurs that are supported by global stakeholders and industry leaders which will allow us to build our nuclear fusion plants
- Valuation priced at a **meaningful discount** to both public and private peers creates a unique investment opportunity for new investors

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